Exhibit 99.3
Combined Financial Statements
for
Capital City Holding Company, Inc.
and
Certain Commonly Controlled Affiliated Entities
For the Three Years Ended
December 31, 2006, 2005 and 2004
and
Report of Independent Registered
Public Accounting Firm

Contents

Pages
Report of Independent Registered Public Accounting Firm	1

Combined Financial Statements:
Combined Balance Sheets as of December 31, 2006 and 2005	2
Combined Statements of Operations for the years ended December 31, 2006, 2005 and 2004	3
Combined Statements of Shareholders’ Equity for the years ended December 31, 2006, 2005 and 2004	4
Combined Statements of Cash Flows for the years ended December 31, 2006, 2005 and 2004	5

Notes to Combined Financial Statements	6-26

Report of Independent Registered Public Accounting Firm

To the Boards of Directors and Shareholders
Capital City Holding Company, Inc. and Certain Commonly
     Controlled Affiliated Entities
Columbia, South Carolina
We have audited the accompanying combined balance sheets of Capital City Holding Company, Inc. and subsidiaries, Davis-Garvin Holdings, Inc. and subsidiaries, Capital Excess & Surplus Brokers, Inc., Southeastern Claims Services, Inc., Safeco Products, Inc. and Charter Premium Audits, Inc. (the “Company”) as of December 31, 2006 and 2005, and the related combined statements of income, shareholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of the Company at December 31, 2006 and 2005, and the combined results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.
Columbia, South Carolina
August 31, 2007

CERTIFIED PUBLIC ACCOUNTANTS

Member: AICPA, SCACPA, SEC Practice Section	1441 Main Street, Suite 800	tel (803) 256-6021

An Independent Member of the BDO Seidman Alliance	Post Office Box 8388	fax (803) 256-8346

	Columbia, South Carolina 29202	www.scottmcelveen.com

Capital City Holding Company, Inc. and
Certain Commonly Controlled Affiliated Entities
Combined Balance Sheets
December 31, 2006 and 2005

	2006	2005
	(Dollars in thousands)

ASSETS
Investments:
Debt securities, held-to-maturity (fair values of $106,531 and $95,638 as of December 31, 2006 and 2005, respectively)	$107,500	$96,766
Other investments	430	432
Total investments	107,930	97,198
Cash and cash equivalents	13,187	11,851
Accrued investment income	897	941
Premiums and agent balances receivable, net of allowance ($2,998 and $3,065 as of December 31, 2006 and 2005, respectively)	12,236	16,885
Reinsurance recoverables on
Paid losses	3,704	3,109
Unpaid losses	34,273	44,993
Deferred policy acquisition costs	2,105	1,831
Deferred federal income taxes, net	5,269	5,856
Property and equipment, net of accumulated depreciation	198	361
Related party receivables	4,334	4,736
Prepaid expenses and other assets	1,407	1,186

Total assets	$185,540	$188,947

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Gross unpaid losses and loss adjustment expenses	$95,290	$106,268
Unearned premiums	13,346	13,781
Long-term debt	10,000	10,000
Line of credit	2,000	—
Amounts due to reinsurers	207	723
Accounts payable and accrued expenses	3,008	3,486
Federal income taxes payable	2,045	1,800
Amounts withheld or retained by company for others	8,640	8,557
Other liabilities	17,454	13,326

Total liabilities	151,990	157,941

Minority Interest	3,425	3,086

Commitments and Contingencies
Shareholders’ equity:
Common stock (Note 10)
Issued and outstanding at December 31, 2006 and 2005, respectively	19	19
Additional paid-in-capital	5,469	5,469
Retained earnings	24,637	22,432

Total shareholders’ equity	30,125	27,920

Total liabilities and shareholders’ equity	$185,540	$188,947

The accompanying notes are an integral part of these combined financial statements.

Capital City Holding Company, Inc. and
Certain Commonly Controlled Affiliated Entities
Combined Statements of Operations

for the Years Ended December 31, 2006, 2005 and 2004

	2006	2005	2004
	(Dollars in thousands)

Revenues
Direct premiums written	$58,272	$65,178	$73,880
Assumed premiums written	5,619	7,413	3,945

Gross premiums written	63,891	72,591	77,825
Less: Premiums ceded	12,588	15,505	19,414

Net premiums written	51,303	57,086	58,411
Decrease in unearned premiums	435	862	902

Net premiums earned	51,738	57,948	59,313
Investment income, net of investment expenses	4,741	3,803	2,624
Net realized investment gains	2	2	70
Commission and service fee income	6,064	5,650	4,612

Total revenues	62,545	67,403	66,619

Expenses
Losses and loss adjustment expenses, net	27,269	33,119	36,317
Amortization of policy acquisition costs	12,015	12,438	16,322
Other underwriting and operating expenses	15,068	17,770	13,036
Interest expense	917	743	519
Other expense	1,480	1,226	5,182

Total expenses	56,749	65,296	71,376

Income (loss) before minority interest and income tax expense	5,796	2,107	(4,757)
Minority interest	(340)	(86)	—
Income tax expense (benefit)	1,147	(68)	(2,406)

Net income (loss)	$4,309	$2,089	$(2,351)

The accompanying notes are an integral part of these combined financial statements.

Capital City Holding Company, Inc. and
Certain Commonly Controlled Affiliated Entities
Combined Statements of Shareholders’ Equity
Years Ended December 31, 2006, 2005 and 2004

		Additional
	Common	Paid-in	Retained
	Stock	Capital	Earnings	Total
	(Dollars in thousands)

Balances, January 1, 2004	$19	$5,469	$25,519	$31,008
Shareholder distribution	—	—	(1,159)	(1,159)
Net loss	—	—	(2,351)	(2,351)

Balances, December 31, 2004	19	5,469	22,010	27,498
Shareholder distribution	—	—	(1,667)	(1,667)
Net income	—	—	2,089	2,089

Balances, December 31, 2005	19	5,469	22,432	27,920
Shareholder distribution	—	—	(2,104)	(2,104)
Net income	—	—	4,309	4,309

Balances, December 31, 2006	$19	$5,469	$24,637	$30,125

The accompanying notes are an integral part of these combined financial statements.

Capital City Holding Company, Inc. and
Certain Commonly Controlled Affiliated Entities
Combined Statements of Cash Flows
For the Years Ended December 31, 2006, and 2004

	2006	2005	2004
	(Dollars in thousands)

Cash flows from operating activities
Net income (loss)	$4,309	$2,089	$(2,351)
Adjustments to reconcile net Income (loss) to cash provided by operating activities
Depreciation	155	215	310
Minority interest	340	86	—
Amortization of investments	417	645	563
Net gain on maturities of investments	(2)	(2)	(70)
Deferred income tax expense (benefit)	588	(1,331)	(995)
Change in operating assets and liabilities
Premiums and agents balances receivable, net	4,133	289	4,879
Accrued investment income	44	(242)	(169)
Reinsurance recoverable, net	10,125	(10,394)	3,036
Deferred policy acquisition costs	(274)	205	727
Prepaid expenses and other assets	(228)	1,045	89
Related party receivable	402	(134)	(134)
Losses and loss adjustment expenses	(10,977)	11,934	10,164
Unearned premiums	(436)	(861)	(1,909)
Accrued expenses and other liabilities	3,837	2,387	3,040
Income tax payable (receivable)	245	3,144	(1,345)

Net cash provided by operating activities	12,678	9,075	15,835

Cash flows from investing activities
Proceeds from maturities of debt securities	23,094	22,695	19,503
Purchases of debt securities	(34,287)	(40,265)	(40,334)
Purchases or sales of property and equipment	(45)	(130)	(384)

Net cash used in investing activities	(11,238)	(17,700)	(21,215)

Cash flows from financing activities
Sale of minority interest	—	3,000	—

Shareholder distribution	(2,104)	(1,667)	(1,158)

Proceeds (payments) from line of credit	2,000	—	(2,248)

Net cash (used in) provided by financing activities	(104)	1,333	(3,406)

Increase (decrease) in cash and cash equivalents	1,336	(7,292)	(8,786)
Cash and cash equivalents
Beginning of year	11,851	19,143	27,929

End of year	$13,187	$11,851	$19,143

Supplemental cash flow information — cash paid during the year for
Interest	$917	$743	$519

Income taxes	$51	$500	$850

The accompanying notes are integral part of these combined financial statements.

Capital City Holding Company, Inc. and
Certain Commonly Controlled Affiliated Entities
Notes to Combined Financial Statements
1.	Description of Business
     Basis of Financial Presentation and Principles of Consolidation/Combination
     The accompanying combined financial statements include Capital City Holding Company, Inc. and subsidiaries (CCHC), Davis-Garvin Holdings, Inc. and subsidiaries (DGH), Capital Excess & Surplus Brokers, Inc. (CES), Southeastern Claims Services, Inc. (SCS), Safeco Products, Inc. (Safeco), and Charter Premium Audits, Inc. (Charter), collectively, “the Company”. All significant intercompany balances have been eliminated in combination/consolidation. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). GAAP differs in certain respects from Statutory Accounting Principles (“SAP”) prescribed or permitted by insurance regulatory authorities.
     CCHC is an insurance holding company which has a 90.3% interest in Capital City Insurance Company, Inc. (CCIC) and wholly owns Capital Collection Services, Inc. (CCS).
     CCIC is a South Carolina domiciled insurance company that specializes in writing workers’ compensation and other commercial casualty coverage for the logging industry in the Southeastern United States. This business is primarily produced through its affiliate Davis-Garvin Holdings, Inc. (DGH). In addition, commercial casualty insurance is written for small to medium sized businesses in North Carolina, Tennessee and Georgia through a network of independent agents. CCIC is a servicing carrier for the South Carolina Workers Compensation Assigned Risk Pool.
     CCS is a South Carolina domiciled collection company. It acts as the collection company for CCIC and DGH.
     DGH is a South Carolina domiciled holding company that wholly-owns the Davis-Garvin Agency, Inc., Davis-Garvin Agency of Alabama, Inc., Davis-Garvin Agency of Florida, Inc., Davis-Garvin Agency of Arkansas, Inc., Davis-Garvin Agency of Mississippi, Inc. and DG Air, LLC. DGH and its subsidiaries is a leading provider of all the insurance requirements to the logging and timber industry in the Southeastern United States. Workers compensation, general liability and commercial auto are placed with CCIC; other lines of business are placed with non-affiliated insurers. In addition, DGH acts as an independent agent for non-affiliated insurers to provide commercial and personal lines insurance.
     Capital Excess and Surplus Brokers, Inc. (CES) is a South Carolina domiciled excess and surplus lines broker. It provides an excess and surplus lines market for DGH and CCIC independent agents. In addition, it is an appointed agent to produce business for insurance programs underwritten by non-affiliated insurers.
     Charter Premium Audits, Inc. (Charter) provides premium audit services to CCIC with respect to workers compensation and general liability insurance and non-affiliated insurers.
     Safeco Products, Inc. (Safeco) provides loss prevention services to CCIC and non-affiliated insurers.
     Southeastern Claims Services, Inc. (SCS) provides claims adjusting services to CCIC and non-affiliated insurers.

Capital City Holding Company, Inc. and
Certain Commonly Controlled Affiliated Entities
Notes to Combined Financial Statements
(continued)
2.	Summary of Significant Accounting Policies
     Investments
     Under Statement of Financial Accounting Standards (“SFAS”) No. 115, Accounting for Investments in Certain Debt and Equity Securities, debt securities are recorded in the financial statements at cost as securities are held-to-maturity because the Company has both the ability and intent to hold its debt securities to maturity.
     The Company’s investments include:
•	Debt securities that are reported at amortized cost or cost. Amortization of bond premium or accretion of bond discount is calculated under the constant yield method.

•	Other investments of $430,000 and $432,000 at December 31, 2006 and 2005, respectively, relate to CCIC’s interest in Second Venture, LLC, (Second Venture) a 40% equity investee of CCIC whose primary asset is an office building in which CCIC leases space. Based on Second Venture’s equity of $746,000 and $675,000 at December 31, 2006 and 2005, respectively, as shown in the condensed financial information disclosed below, the Company’s disproportionate share of equity is due to withdrawals made by Second Venture’s 60% owner.
     Investment income is recognized on the accrual basis, including amortization of bond premium am accretion of bond discount, and is reduced by related investment expenses. Realized investment gains am losses are determined using the specific identification method.
     The Company evaluates all investments with market values below cost or amortized cost, as appropriate, at the balance sheet date to determine if the investments are other than temporarily impaired. The determination of other than temporary impairment is based on analyses including, but not limited to, the following factors: market value less than amortized cost for a twelve month period; rating downgrade or other credit event; past due interest or principal payments; financial condition and near-term prospects of the issuer; any specific events which may influence the operations of the issuer; prospects for the issuer’s industry segment; general market conditions and prevailing interest rate changes; and the intent and ability of the Company to retain the investment for a period of time sufficient to allow for anticipated recovery in market value. In each reporting period, the Company evaluates its investments in securities to determine whether any of its investments are other than temporarily impaired. Investments that are deemed other than temporarily impaired are written down to their estimated fair value and the related losses are recognized as realized losses.
     Condensed financial information for Second Venture for the years ended December 31, 2006, 2005 and 2004 is as follows:

	2006	2005	2004
	(Dollars in thousands)
Total assets	$987	$1,070	$1,189
Total liabilities	$241	$395	$538
Net income	$71	$24	$113

Capital City Holding Company, Inc. and
Certain Commonly Controlled Affiliated Entities
Notes to Combined Financial Statements
(continued)
     Cash and Cash Equivalents
     Cash equivalents include overnight interest-bearing deposits and short-term investments, which have an original maturity of three months or less at the time of purchase.
     Premiums and Agents Balances Receivable
     At December 31, 2006 and 2005, the Company had admitted receivables from agents of $12,236,000 and $16,885,000, respectively. The Company routinely evaluates the collectibility of receivables from agents and, based upon the Company’s experience, the Company recorded bad debt expense for uncollectible accounts of $519,000, $851,000, $4,675,000 for the years ended December 31, 2006, 2005 and 2004, respectively. The company recognized bad debt expense primarily related to residual market business written from 2002 to 2004. The potential for any additional losses on the Company’s receivables from agents is not believed to be material to the Company’s financial condition.
     Deferred Policy Acquisition Costs
     Commissions and other costs of acquiring insurance business that vary with and are primarily related to the production of new and renewal business are deferred and amortized over the terms of the policies or reinsurance treaties to which they relate. Commission income is recorded net of any ceding commissions allowed under certain reinsurance treaties. Deferred policy acquisition costs are limited to the amount recoverable from future earned premiums. Investment earnings are anticipated in determining the recoverability of such deferred amounts.
     Property and Equipment
     Property and equipment are stated at cost and depreciated or amortized on a straight-line basis over their estimated useful lives (principally five years). Property and equipment at December 31, 2006, and 2005, consisted of the following:

	2006	2005
	(Dollars in thousands)
Electronic data processing and software	$2,868	$2,846
Office equipment	1,065	1,068
Furniture and fixtures	392	392
Leasehold improvements	363	363
Airplane	964	964
Automobile	89	195

Total	5,741	5,828
Less, accumulated depreciation	5,543	5,467

Property and equipment, net	$198	$361

     The total depreciation expense for the years ended December 31, 2006, 2005, and 2004 is $155,000 $215,000 and $310,000 respectively.

Capital City Holding Company, Inc. and
Certain Commonly Controlled Affiliated Entities
Notes to Combined Financial Statements
(continued)
     Unpaid Losses and Loss Adjustment Expenses and Reinsurance Recoverable
     Unpaid losses and loss adjustment expenses (“LAE”) include amounts for reported losses and losses incurred but not reported estimated at what they will ultimately be settled for (i.e. not discounted). Incurred but not reported losses are determined using past experience of unreported losses. Reinsurance recoverables represent amounts currently due from reinsurers on paid losses and LAE and amounts recoverable from reinsurers on unpaid losses and LAE.
     Unpaid losses and LAE and related recoverables are necessarily based upon estimates, and while management believes that the amounts are adequate, the ultimate liability and recoverable may be more or less than the amounts provided. The methods for making such estimates and for establishing the resulting reserves and recoverables are continually reviewed and adjustments are reflected in current operations.
     Reinsurance
     Reinsurance premiums and losses related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contract. The Company records all reinsurance recoverables and prepaid reinsurance premiums as assets. Ceded premiums are reported as a reduction of premium revenue. Reinsured losses are reported as a reduction of loss and loss adjustment expenses in the accompanying combined statements of income. In the event of nonperformance by reinsurers, the Company remains primarily liable to its policyholders.
     Revenue Recognition and Unearned Premiums
     Premiums, net of reinsurance, are earned and recognized as revenue ratably over the periods of the policies. Unearned premium reserves represent the portion of premiums written applicable to the unexpired terms of policies in-force, and are computed on a monthly basis.
     Premium deficiency reserves are required for the amount of the anticipated losses, LAE, commissions and other acquisition costs and maintenance costs not previously expensed and in excess of the recorded unearned premiums and anticipated investment income. The Company was not required to record a premium deficiency reserve for 2006 and 2005.
     Installment fees and other service fees are earned as collected.
      Federal Income Taxes
     CCHC files consolidated federal and state income tax returns with its subsidiaries. CCHC recognizes deferred tax assets and liabilities for the future tax consequences attributable to differences between the financial statement carrying amounts of assets and liabilities and their respective tax basis based on enacted laws and statutory tax rates. The other entities included in these combined financial statements are Subchapter S corporations, and the tax liabilities of these corporations are included in the individual tax returns of the owners of each entity.

Capital City Holding Company, Inc. and
Certain Commonly Controlled Affiliated Entities
Notes to Combined Financial Statements
(continued)
     Use of Estimates
     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.
     Significant accounts that are dependent upon management’s estimates include the liability for unpaid losses and loss adjustment expenses, income tax expense, other-than-temporary impairment of investments, and reinsurance recoverables.
     Advertising
     Advertising and promotional costs are expensed as incurred.
     Concentration of Risk
     At December 31, 2006 and 2005, the Company had cash deposits in excess of federally insured limits. The Company feels the credit risk associated with exceeding these limits is balanced by the stability of the financial institutions involved.
     A financial instrument has off-balance sheet risk of accounting loss if the risk of accounting loss to the Company may exceed the amount recognized as an asset, if any, or if the ultimate obligation may exceed the amount that is recognized as a liability. The Company does not hold financial instruments with off-balance sheet risk, nor does the Company engage in the use of derivative instruments.
     The Company has the following primary business concentrations:

	2006	2005
Number of states in which premiums are written	19	20
Percentage of direct premiums written in Alabama, Arkansas, Florida, Georgia, Louisiana, Mississippi, North Carolina, South Carolina, Tennessee, Texas and Virginia	99%	99%
Percentage of direct premiums written related to workers’ compensation and commercial auto liability policies	73%	76%
Percentage of direct premiums written through DGH	58%	44%

Capital City Holding Company, Inc. and
Certain Commonly Controlled Affiliated Entities
Notes to Combined Financial Statements
(continued)
3.	Investments
     The carrying value and estimated market value of debt securities at December 31, 2006 and 2005 are summarized as follows:

		Gross	Gross	Estimated
	Carrying	Unrealized	Unrealized	Market
	Value	Gains	Losses	Value
	(Dollars in thousands)

2006:
Debt Securities:
Governments	$2,279	$3	$41	$2,241
State, Territories & Possessions	4,506	5	40	4,471
Political Subdivisions	14,207	162	81	14,288
Spec. Revenue & Spec. Assessments	47,761	71	686	47,146
Public Utilities	2,214	7	15	2,206
Industrial & Miscellaneous	36,533	62	416	36,179

Total	$107,500	$310	$1,279	$106,531

		Gross	Gross	Estimated
	Carrying	Unrealized	Unrealized	Market
	Value	Gains	Losses	Value
	(Dollars in thousands)

2005:
Debt Securities:
Governments	$4,385	$6	$85	$4,306
State, Territories & Possessions	3,231	16	32	3,215
Political Subdivisions	19,131	159	105	19,185
Spec. Revenue & Spec. Assessments	41,474	53	678	40,849
Public Utilities	2,225	14	23	2,216
Industrial & Miscellaneous	26,320	14	467	25,867

Total	$96,766	$262	$1,390	$95,638

     At December 31, 2006 and 2005, debt securities with market values totaling $4,815,000 and $4,300,000 respectively, were pledged to regulatory authorities to meet statutory requirements.

Capital City Holding Company, Inc. and
Certain Commonly Controlled Affiliated Entities
Notes to Combined Financial Statements
(continued)
     The carrying value and estimated market value of debt securities at December 31, 2006, by contractual maturity are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

		Estimated
	Carrying	Market
	Value	Value
	(Dollars in thousands)

Years to maturity:
One year or less	$8,682	$8,720
After one year through five years	68,760	67,774
After five years through ten years	27,178	27,159
After ten years through twenty years	380	378
After twenty years	2,500	2,500

Total	$107,500	$106,531

     The following tables provide information about the Company’s debt securities holdings that were maintained in an unrealized loss position as of December 31, 2006 and 2005:

	MATURING IN		MATURING IN
	LESS THAN TWELVE MONTHS		OVER TWELVE MONTHS		TOTAL
	GROSS		GROSS		GROSS
	UNREALIZED	FAIR	UNREALIZED	FAIR	UNREALIZED	FAIR
	LOSSES	VALUE	LOSSES	VALUE	LOSSES	VALUE
	(Dollars in thousands)

2006:
Debt securities:
U.S. Treasury securities	$—	$—	$(8)	$792	$(8)	$792
State and local government agencies	(18)	4,303	(265)	18,253	(283)	22,556
Mortgage-backed securities	(19)	2,546	(506)	17,650	(525)	20,196
Other debt and fixed income securities	(14)	5,766	(449)	16,941	(463)	22,707

Total	$(51)	$12,615	$(1,228)	$53,636	$(1,279)	$66,251

2005:
Debt securities:
U.S. Treasury securities	$—	$—	$(85)	$3,907	$(85)	$3,907
State and local government agencies	(75)	7,049	(62)	3,897	(137)	10,946
Mortgage-backed securities	(362)	24,427	(312)	10,723	(674)	35,150
Other debt and fixed income securities	(172)	12,795	(322)	8,544	(494)	21,339

Total	$(609)	$44,271	$(781)	$27,071	$(1,390)	$71,342

Capital City Holding Company, Inc. and
Certain Commonly Controlled Affiliated Entities
Notes to Combined Financial Statements
(continued)
     At December 31, 2006, the Company held 16 securities that had been in an unrealized loss position for less than 12 months and 101 securities that had been in an unrealized loss position for 12 months or more. Unrealized losses reflected in this table generally are the result of interest rate changes that have occurred since the securities were purchased. No loss is expected on any of these securities if they are held to maturity.
     Sources of net investment income earned are summarized as follows:

	2006	2005	2004
	(Dollars in thousands)
Debt securities	$4,379	$3,536	$2,322
Short-term investments and cash	555	475	542
Other	115	99	45
Less: investment expenses	(308)	(307)	(285)

Net investment income	$4,741	$3,803	$2,624

     A summary of net realized investment gains is as follows:

	2006	2005	2004
	(Dollars in thousands)
Gains	$9	$32	$80
Losses	(7)	(30)	(10)

Net realized investment gains	$2	$2	$70

4.	Fair Value of Financial Instruments
     SFAS No. 107, Disclosures about Fair Value of Financial Instruments, requires companies to disclose the fair value information about their financial instruments. This standard excludes certain insurance related financial assets and liabilities and all non-financial instruments from its disclosure requirements.
     Due to the short-term nature of cash and cash equivalents, premiums and agent balances receivable and accrued interest, their carrying value approximates their estimated fair value. Debt securities are recorded in the financial statements at cost as securities held-to-maturity under SFAS 115, Accounting for Certain Investments in Debt and Equity Securities. In addition, the carrying value of the long term debt and lines of credit approximates their fair value. Securities held-to-maturity have carrying values of $107,500,000 and $96,766,000 at December 31, 2006 and 2005, respectively, and fair values of $106,531,000 and $95,638,000.

Capital City Holding Company, Inc. and
Certain Commonly Controlled Affiliated Entities
Notes to Combined Financial Statements
(continued)
5.	Deferred Policy Acquisition Costs
     Deferred policy acquisition costs incurred and amortized to income on property and casualty business were as follows:

	2006	2005
	(Dollars in thousands)
Deferred at beginning of year	$1,831	$2,036
Costs incurred and deferred during the year:
Commissions and brokerage	5,354	4,532
Other	6,898	7,654

Total	14,083	14,222
Less, amortization charged to expenses	12,015	12,438
Change in affiliated deferred acquisition costs	37	47

Deferred at end of year	$2,105	$1,831

6.	Liability for Unpaid Losses and Loss Adjustment Expenses
     The Company regularly updates its reserve estimates as new information becomes available and events occur that may impact the resolution of unsettled claims. Changes in prior reserve estimates are reflected in the results of operations in the year such changes are determined to be needed and recorded. Activity in the reserves for losses and loss adjustment expenses for the years ended December 31, 2006 and 2005 is summarized as follows:
Liability for Losses and Loss Adjustment_Expenses:
     Activity in the liability for losses and loss adjustment expenses is summarized as follows:

	2006	2005
	(Dollars in thousands)
Balance at beginning of year	$106,268	$94,334
Less, reinsurance recoverable on unpaid loss	(44,993)	(36,624)

Net balance at beginning of year	61,275	57,710

Incurred related to:
Current year	29,388	34,442
Prior years	(2,119)	(1,323)

Total incurred	27,269	33,119

Paid related to:
Current year	8,329	9,838
Prior years	19,198	19,716

Total paid	27,527	29,554

Net balance at end of year	61,017	61,275
Plus, reinsurance recoverable on unpaid loss	34,273	44,993

Balance at end of year	$95,290	$106,268

Capital City Holding Company, Inc. and
Certain Commonly Controlled Affiliated Entities
Notes to Combined Financial Statements
(continued)
     Management believes the estimate of the ultimate liability for losses and LAE at December 31, 2006 is reasonable and reflective of anticipated ultimate experience. However, due to the uncertainty inherent in estimating such liabilities, it is reasonably possible that the ultimate settlement of the losses and the related loss adjustment expenses may vary significantly from the estimated amounts included in the accompanying financial statements.
     The $2,119,000 favorable development in 2006 was primarily attributable to the workers’ compensation line of business, predominantly from the 2003 and 2002 accident years. The $1,323,000 favorable development in 2005 was primarily attributable to $2,267,000 of redundancies in the workers’ compensation and commercial automobile liability business, offset by $1,052,000 of deficiencies in the commercial multiple peril line of business. The workers’ compensation redundancies relate predominantly to the 2004 and 2002 loss years, partially offset with a deficiency from the 2003 accident year. The commercial automobile liability redundancies relate predominantly to the 2004 accident year, partially offset with a deficiency on the 2003 accident year. The commercial multiple peril deficiencies relate predominantly to the 2001, 2002 and 2003 loss years.
     The Company establishes reserves based on actuarial methodologies, which utilize a combination of the Company historical loss data and industry loss data. The weighting of the data utilized depends on the volume and amount of historical data the Company has available for each particular line of business. The redundancies that have arisen are generally attributable to the utilization of industry data with reported loss experience that was higher than the Company’s ultimate loss development. The more significant redundancies are primarily attributable to the liability coverages and require two to four years to develop sufficiently before actuarially sound methodologies will permit the Company to apply substantially its own loss experience to the reserve calculation.
7.	Statutory Reporting
     These combined financial statements have been reported on the basis of U.S. general accepted accounting principles (“GAAP”), which varies from statutory accounting practices prescribed or permitted by insurance regulatory authorities. The principal differences between statutory accounting practices and GAAP are that under statutory accounting practices: (a) certain assets that are not admitted assets are eliminated from the balance sheet, (b) acquisition costs for policies are expensed as incurred, while they may be deferred and amortized over the estimated life of the policies under GAAP, (c) the provision for deferred income tax, is subject to limitations and (d) the timing of establishing certain reserves is different than under GAAP. CCIC must file with applicable state insurance regulatory authorities an “Annual Statement” which reports, among other items, net income and shareholders’ equity (called “surplus as regards policyholders” in property and casualty reporting).

Capital City Holding Company, Inc. and
Certain Commonly Controlled Affiliated Entities
Notes to Combined Financial Statements
(continued)
     CCIC’s statutory financial statements have been prepared on the basis of accounting practices prescribed or permitted by the South Carolina Department of Insurance (SCDOI). The SCDOI recognizes only statutory accounting practices prescribed or permitted by the State of South Carolina for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under South Carolina insurance law. The National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual — Version Effective January 1, 2001 (NAIC SAP), has been adopted as permitted practices by the State of South Carolina. However, the Commissioner of the SCDOI has the right to permit specific practices that deviate from prescribed practices. The primary deviation affecting CCIC is that NAIC SAP requires the reduction of incurred losses for estimated salvage and subrogation to be recovered; South Carolina statutes currently do not allow salvage and subrogation recoverables to be recorded in the statement of financial position.
     Effective January 1, 2001, the state of South Carolina required insurance companies domiciled in the state of South Carolina to prepare their statutory financial statements in accordance with the NAIC SAP, subject to any deviations permitted by the Commissioner of the SCDOI.
     Changes to CCIC’s statutory accounting and reporting resulting from the adoption of NAIC SAP included the following:
•	The due date for premiums is governed by the effective date of the underlying contract and not the agent and CCIC’s contractual relationship;

•	NAIC SAP requires the recognition of deferred tax balances, as defined by NAIC SAP;

•	Impairment losses are required to be recorded as realized losses;

•	Amounts received on deposit-type contracts will be reported directly to policy reserves and not recorded as income; and

•	The recording of premium revenue beginning with the effective date of coverage, except for workers’ compensation policies, and the recognition of a premium deficiency reserve, if necessary.
     In the normal course of business, CCIC seeks to reduce the loss that may arise from catastrophes or other events that cause unfavorable underwriting results. This is accomplished by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers.
     Reinsurance recoverables are estimates of paid and unpaid losses collectible from CCIC’s reinsurers. The amounts ultimately collected may be more or less than these estimates. Any adjustment of these estimates is reflected in income, as it is determined. CCIC periodically reviews the financial condition of its reinsurers and evaluates the amounts recoverable from them, as appropriate. Reinsurance contracts do not relieve CCIC from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to CCIC.

Capital City Holding Company, Inc. and
Certain Commonly Controlled Affiliated Entities
Notes to Combined Financial Statements
(continued)
8.	Reinsurance
     CCIC had reinsurance agreements with American Reinsurance Company in 2006, 2005 and 2004 providing coverage for workers’ compensation losses in excess of $2,000,000 up to $10,000,000 per occurrence. CCIC paid reinsurance premiums of $1,712,000, $1,866,000 and $1,835,000 in 2006, 2005 and 2004. CCIC had an additional agreement for workers’ compensation in 2006 and 2005 with General Reinsurance Corp covering losses in excess of $10,000,000 up to $20,000,000 per occurrence. CCIC paid reinsurance premiums of $415,000 in 2006 and 2005. CCIC had other reinsurance agreements with American Reinsurance Company and TOA-Re Insurance Company of America in 2006, 2005 and 2004 providing coverage for individual general liability and commercial multiple peril liability losses in excess of $250,000 and up to $1,000,000 per occurrence. CCIC paid reinsurance premiums of $982,000, $1,221,000 and $1,131,000 in 2006, 2005 and 2004. CCIC’s property risks were covered by agreements with General Reinsurance Corp in 2006, 2005 and 2004. The per-risk treaty covers mono-line and commercial multiple peril property losses in excess of $500,000 up to $2,000,000 per occurrence. CCIC paid reinsurance premiums of $609,000, $592,000 and $450,000 in 2006, 2005 and 2004.The property catastrophe treaty provides coverage for property risks in the event of a defined catastrophe in excess of $1,000,000 plus 2.5% of $10,000,000 up to a total of $9,000,000 coverage. CCIC paid reinsurance premiums of $348,000, $313,000 and $329,000 in 2006, 2005 and 2004 for this coverage. CCIC also had reinsurance agreements with TOA-Re Insurance Company of America and Platinum Underwriters Reinsurance Company in 2006, 2005 and 2004 providing coverage for individual automobile losses in excess of $300,000, up to $1,000,000 per occurrence.
     CCIC paid reinsurance premiums of $1,454,000, $1,602,000 and $1,575,000 in 2006, 2005 and 2004, respectively. Umbrella coverage was provided to CCIC by General Reinsurance Corp and premiums paid for this reinsurance was $992,000, $1,054,000 and $1,162,000 in 2006, 2005 and 2004. CCIC also cedes premiums under programs and/or participations with National Council on Compensation Insurance, Inc. (NCCI) and National Flood Insurance Program.
     Under the provisions of certain of its reinsurance agreements, the Company is entitled to a ceding commission from the reinsurer, calculated as a percentage of the related reinsurance premiums. Ceding commissions of approximately $3,243,000, $4,287,000 and $5,013,000 were recognized by the Company during 2006, 2005 and 2004, respectively, and are recorded as a reduction of underwriting expenses incurred.
     At December 31, 2006 and 2005, CCIC had the following amounts recoverable on paid and unpaid losses and loss adjustment expenses, reserves for estimated incurred but not reported losses and unearned premiums, net of related payables, which exceeded 3% of its shareholders’ equity:

	2006	2005
	(Dollars in thousands)
General Reinsurance Corp	$13,240	$13,648
American Reinsurance Company	2,841	4,771
TOA-Re Insurance	2,709	3,084

Total	$18,790	$21,503

Capital City Holding Company, Inc. and
Certain Commonly Controlled Affiliated Entities
Notes to Combined Financial Statements
(continued)
     None of these net amounts recoverable was in dispute or considered uncollectible at December 31, 2006 and 2005.
9.	Federal Income Taxes
     In July 2006, the Financial Accounting Standard Board (“FASB”) issued Interpretation No. 48 (“FIN No. 48”) that is effective for fiscal years beginning after December 15, 2006. This Interpretation clarifies the uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with SFAS Statement No. 109, Accounting for Income Taxes (“SFAS 109”). FIN No. 48 requires that the Company evaluate its tax positions within the scope of SFAS 109 in each tax jurisdiction for all open tax years and determine whether its tax positions are more-likely-than-not of being sustained based solely on technical merits. FIN No. 48 then requires that the Company measure the tax benefit or liability to be recognized and record an adjustment to income and retained earnings according to the Interpretation. The Company adopted FIN 48 on January 1, 2007 and determined that it did not have a material effect on financial condition or results of operations. The Company’s combined tax provision for 2006, 2005 and 2004 is comprised of the following:

	2006	2005	2004
	(dollars in thousands)
Current provision	$560	$651	$(545)
Deferred expense (benefit)	587	(719)	(1,861)

Income tax expense (benefit)	$1,147	$(68)	$(2,406)

     The effective rate is different from the amount computed at the statutory federal tax rate at 34% for the twelve months ended December 31, 2006, 2005 and 2004. The reason for such difference and the related tax effects are as follows:

	2006	2005	2004
	(dollars in thousands)
Total income (loss) before taxes	$5,796	$2,107	$(4,757)
Income before taxes related to Sub S	1,340	1,260	1,737

Income (loss) before taxes related to C Corp.	$4,456	$847	$(6,494)

	2006	2005	2004
	(dollars in thousands)
Tax provision at statutory rate	$1,515	$288	$(2,208)
Tax exempt income	(395)	(405)	(241)
Other	27	49	43

Totals	$1,147	$(68)	$(2,406)

Effective tax rate	37.54%	(11.70)%	25.25%

Capital City Holding Company, Inc. and
Certain Commonly Controlled Affiliated Entities
Notes to Combined Financial Statements
(continued)
     The Company’s net deferred tax asset is comprised of the following at December 31, 2006 and 2005:

	2006	2005
	(Dollars in thousands)
Deferred tax assets related to:
Net discounting of loss & LAE reserves	$3,035	$3,106
Unearned premium	907	937
Accrued Second Injury Fund assessments	1,803	1,803
Accrued Second Injury Fund NCCI servicing	910	910
Accrued guaranty fond	14	194
Accrued Florida excess profits	—	92
Allowance for doubtful accounts	82	82
Accrued municipal taxes	—	85
Property and equipment	—	21

	6,751	7,230

Deferred tax liability related to:
Deferred policy acquisition costs	(965)	(885)
Salvage and subrogation	(517)	(489)

Net deferred tax asset	$5,269	$5,856

     Several of the included subsidiaries are taxed as S Corporations and therefore do not have a tax provision. Further, no deferred taxes have been provided for deferred assets and liabilities related to these entities.
     CCHC and subsidiaries have been examined by the Internal Revenue Service for the 2004 and 2005 tax years and received an IRS Revenue Agent Report that proposes certain adjustments. Accordingly, the Company has reflected the impact of the adjustments in its current income taxes payable and deferred taxes. The Company plans to appeal the majority of these adjustments.
10.	Shareholders’ Equity
     Common Stock:
     Common stock consists of the following at December 31, 2006 and 2005

	Number of Shares:
	Voting	Nonvoting	Voting	Nonvoting	Total	Par	Total Par
	Authorized	Authorized	Issued	Issued	Issued	Value	Value
CCHC	10,000,000	15,000,000	1,000,000	427,747	1,427,747	$.01	$14,277
DGH	10,000,000	15,000,000	1,000,002	—	1,000,002	No Par	$3,579
CES	1,000,000	—	798	—	798	No Par	$—
CHARTER	100,000	—	100	—	100	$10.00	$1,000
SAFECO	100,000	—	510	—	510	$1.00	$510
SCS	10,000,000	—	75	—	75	$.01	$1

TOTAL	31,200,000	30,000,000	2,001,485	427,747	2,429,232		$19,367

Capital City Holding Company, Inc. and
Certain Commonly Controlled Affiliated Entities
Notes to Combined Financial Statements
(continued)
     Capital and Surplus
     Under South Carolina insurance regulations, CCIC is required to maintain minimum capital of $1,500,000 and minimum surplus of $375,000. CCIC is regulated as to its payment of dividends by the South Carolina Insurance Holding Company Regulatory Act (the “Act”). The Act provides that, without prior approval of the South Carolina Insurance Commissioner, dividends within any 12-month period may not exceed the greater of (a) 10% of the CCIC’s statutory surplus as of December 31 of the prior year or (b) its statutory income, not including realized gains or losses, for the prior calendar year. The maximum amount of dividends CCIC can pay in 2007 is approximately $3,224,000.
     The NAIC has established risk-based capital (RBC) requirements to help state regulators monitor the financial strength and stability of property and casualty insurers by identifying those companies that may be inadequately capitalized. Under the NAIC’s requirements, each insurer must maintain its total capital above a calculated threshold or take corrective measures to achieve the threshold. The threshold of adequate capital is based on a formula that takes into account the amount of risk each company faces on its products and investments. The RBC formula addresses four major areas of risk: 1) asset risk which primarily focuses on the quality of investments, 2) insurance risk which encompasses coverage-related issues and anticipated frequency and severity of losses when pricing and designing insurance coverages, 3) interest rate risk which involves asset and liability matching issues and 4) other business risks. CCIC has calculated its RBC ratio as 532.2, 437.4 and 377.5 for 2006, 2005, 2004, respectively.
11.	Long-Term debt
     On December 4, 2002, CCHC sponsored the creation of a statutory trust, Capital City Insurance Company, S.C. Statutory Trust I (the “Trust”), and is the sole owner of the common securities issued by that Trust. The Trust is a variable interest entity under FIN 46R, but is not subject to consolidation by CCHC since substantially all risk of loss has been transferred to other entities through the Trust’s December 4, 2002 issuance of $2,000,000 in floating rate capital securities. The proceeds of this issuance, and the amount of the CCHC’s long-term subordinated debentures (“the debentures”) due December 4, 2032, which securities, and the accrued interest thereon, now constitute the Trust’s sole assets. The interest rate associated with the debt securities, and the distribution rate on the common securities of the Trust, was established initially at 5.42% and is adjustable at 3 month LIBOR plus 400 basis points. As of December 31, 2006, the interest rate associated with the debt was 9.37%.
     The debentures are redeemable at par at the option of CCHC, in whole or in part, on any interest payment date on or after December 4, 2007. Upon repayment or redemption of the debentures, the Trust will use the proceeds of the transaction to redeem an equivalent amount of trust preferred securities and trust common securities. The Trust’s obligations under the trust preferred securities are unconditionally guaranteed by the CCHC.

Capital City Holding Company, Inc. and
Certain Commonly Controlled Affiliated Entities
Notes to Combined Financial Statements
(continued)
     On May 15, 2003, CCHC sponsored the creation of a statutory trust, Capital City Insurance Company, S.C. Statutory Trust II (the “Trust”), and is the sole owner of the common securities issued by that Trust. The Trust is a variable interest entity under FIN 46R, but is not subject to consolidation by the CCHC since substantially all risk of loss has been transferred to other entities through the Trust’s May 15, 2003 issuance of $6,000,000 in floating rate capital securities. The proceeds of this issuance, and the amount of the CCHC’s capital investment, were used to acquire $6,186,000 principal amount of the CCHC’s long-term subordinated debentures (“the debentures”) due May 15, 2033, which securities, and the accrued interest thereon, now constitute the Trust’s sole assets. The interest rate associated with the debt securities, and the distribution rate on the common securities of the Trust, was established initially at 5.41% and is adjustable at 3 month LIBOR plus 410 basis points. As of December 31, 2006, the interest rate associated with the debt was 9.47%.
     The debentures are redeemable at par at the option of CCHC, in whole or in part, on any interest payment date on or after May 15, 2008. Upon repayment or redemption of the debentures, the Trust will use the proceeds of the transaction to redeem an equivalent amount of trust preferred securities and trust common securities. The Trust’s obligations under the trust preferred securities are unconditionally guaranteed by the CCHC.
     On May 12, 2004, the CCHC sponsored the creation of a statutory trust, Capital City Insurance Company, S.C. Statutory Trust III (the “Trust”), and is the sole owner of the common securities issued by that Trust. The Trust is a variable interest entity under FIN 46R, but is not subject to consolidation by CCHC since substantially all risk of loss has been transferred to other entitles through the Trust’s May 12, 2004 issuance of $2,000,000 in floating rate capital securities. The proceeds of this issuance, and the amount of the CCHC’s capital investment, were used to acquire $2,062,000 principal amount of the CCHC’s long-term subordinated debentures (“the debentures”) due June 17, 2034, which securities, and the accrued interest thereon, now constitute the Trust’s sole assets. The interest rate associated with the debt securities, and the distribution rate on the common securities of the Trust, was established initially at 4.98% and is adjustable at 3 month LIBOR plus 380 basis points. As of December 31, 2006, the interest rate associated with the debt was 9.17%.
     The debentures are redeemable at par at the option of the CCHC, in whole or in part, on any Interest payment date on or after June 17, 2009. Upon repayment or redemption of the Debentures, the Trust will use the proceeds of the transaction to redeem an equivalent amount of trust preferred securities and trust common securities. The Trust’s obligations under the trust preferred securities are unconditionally guaranteed by the CCHC.

Capital City Holding Company, Inc. and
Certain Commonly Controlled Affiliated Entities
Notes to Combined Financial Statements
(continued)
     All debentures are included in long-term debt in the combined balance sheets.
     At December 31, 2006 and 2005, long-term debt consisted of the following:

•	On December 4, 2002, CCHC issued unsecured 30 year Trust Preferred Securities in the amount of $2,000,000. Interest is payable quarterly at LIBOR (5.4% at December 31, 2006), plus 4.00%	$2,000,000

•	On May 15, 2003, the CCHC issued additional $6,000,000 of unsecured 30 year Trust Preferred Securities. Interest is payable quarterly at LIBOR (5.4% at December 31, 2006), plus 4.1%	6,000,000

•	On May 12, 2004, the CCHC issued additional $2,000,000 of unsecured 30 year Trust Preferred Securities. Interest is payable quarterly at LIBOR (5.4% at December 31, 2006), plus 3.8%	2,000,000

	Total debt outstanding	$10.000.000

     The interest payable on these securities is limited to a maximum of 12.50%. Interest expense for the years ended December 31, 2006, 2005 and 2004 is $917,000, $743,000 and $519,000 respectively.
     Revolving Lines of Credit
     The company has obtained revolving lines of credit from the National Bank of South Carolina as follows:

•	On May 15, 2003, CCHC obtained an unsecured $4,000,000 revolving line of credit with interest at the prime rate (8.25% at December 31, 2006), less 1.00%	$—

•	On December 27, 2002 DGH obtained an unsecured $4,000,000 revolving line of credit with interest at the prime rate (8.25% at December 31, 2006), less .50%	2,000,000

	Total	$2,000,000

The revolving line of credit contains certain financial covenant and ratio requirements such as a minimum equity surplus interest coverage, and minimum A.M. Best Rating, as defined.
The line of credit was paid off as part of the purchase of the Company on July 2, 2007. (See Note 17). This line of credit expires on August 8, 2008.

Capital City Holding Company, Inc. and
Certain Commonly Controlled Affiliated Entities
Notes to Combined Financial Statements
(continued)
12.	Other Liabilities
     Other liabilities totaled $17,454,000 and $13,326,000 at 2006 and 2005 respectively. Included in this total but not limited to are taxes, licenses and fees and reserves for NCCI national pool business.
13.	Commitments and Contingent Liabilities
     In the ordinary course of business, there are various legal proceedings pending against the Company. Management believes the aggregate liabilities, if any, arising from legal actions would not have a material adverse effect on the assets, liabilities and shareholders’s equity of the Company.
     The Company leases office space and equipment under several non-cancelable Company operating leases that expire at various times. Lease expense amounted to $328,000, $313,000 and $360,000 in 2006, 2005, and 2004 respectively.
     The future minimum operating lease commitments are as follows:

Year ending December 31,	(Dollars in thousands)
2007	$205
2008	124
2009	44
2010	4
2011	4

Total	$381

14.	Guaranty Fund and Other State Assessments
     CCIC is subject to assessments by the various states in which it does business, and is required to provide for the potential ultimate exposure for these assessments. CCIC periodically reviews its exposure to these assessments and records a liability for the ultimate exposure, based on the currently available information. The material assessments for which CCIC has exposure are the State Guaranty Funds and Second Injury Funds.
     State Guaranty Funds: When an insurance company is found to be insolvent by the various State Insurance Departments, they determine the potential liability of the company to the policyholders in their state. The states then through the operation of their Guaranty Fund assess the insurance companies operating in the state based on their market share in that state. At December 31, 2006, there were no material unfunded insolvencies for which CCIC had exposure. At December 31, 2006 and 2005, the CCIC accrual for State Guaranty Funds amounted to $41,000 and $571,000 respectively, which are included in other liabilities in the accompanying combined balance sheets.

Capital City Holding Company, Inc. and
Certain Commonly Controlled Affiliated Entities
Notes to Combined Financial Statements
(continued)
     Second Injury Funds: Various States have established procedures wherein they will assume the liability for the re-injury of a worker in the course of their employment, through the operation of Second Injury Funds (SIF). Georgia and South Carolina operate SIF for which CCIC has material exposure. At December 31, 2006 and 2005, the CCIC accrual for Georgia and South Carolina SIF amounted to $6,263,000 and $5,303,000, respectively, which are included in other liabilities in the accompanying combined balance sheets.
15.	Related Party Transactions
     CCHC is 63.04% owned by the 52% founding shareholder of the DGH, 29.95% by HGD Investment Limited Partnership and 7.01% by First Venture, LLC (First Venture), of which the Founding Shareholder owns an 80% interest.
     CCIC pays DGH and CES commissions of approximately 8%, 15% and 15% of direct premiums written for workers’ compensation, automobile liability and general liability policies, respectively. Each company is also paid a commission on premium written through each agency that is 6.5% and 2% respectively. Commission expense related to DGH and CES are approximately $4,212,000 and $70,000 for 2006; $4,634,000 and $64,000 for 2005 and $4,709,000 and $38,000 for 2004 respectively. Premiums receivable from DGH and CES are $4,051,000 and $129,000 at December 31, 2006; $5,049,000 and $200,000 at December 31, 2005 and $4,940,000 and $157,000 at December 31, 2004 respectively.
     CCIC has an agreement with Charter, which is 75% owned by the founding shareholder, to provide premium audits on CCIC’s policyholders for a fee of 1.5% of subject premiums earned. Underwriting expenses incurred include approximately $872,000, $984,000, and $1,179,000 in 2006, 2005, and 2004, respectively, for amounts related to this arrangement.
     CCHC’s claims are adjudicated by SCS, which is wholly owned by the founding shareholder. CCIC also contracts with Safeco, another entity wholly owned by the founding stockholder for loss prevention services. CCIC paid 3% and 2% of subject earned premium, respectively, to SCS and Safeco for these services. Loss Adjustment Expenses, before reinsurance considerations, include $2,926,500 in 2006, $3,280,000 in 2005, and $3,930,000 in 2004 for adjudication and loss prevention services paid under these arrangements.
     CCIC paid management fees of $480,000, $440,000 and $480,000 in 2006, 2005, and 2004, respectively, to the CCHC in accordance with a written agreement.
     Companies also paid rent of $302,000, $306,000, and $352,000 for 2006, 2005, and 2004 under a non-cancelable operating lease for the use of an airplane that is owned by D-G Air, LLC, a wholly owned subsidiary of Davis-Garvin Agency, Inc., South Carolina.
     CCIC has a Reinsurance Agency Agreement in effect with DGH. This agreement pays DGH a brokerage commission of 1.96% of premium written to act as appointed agent for the CCIC. Commissions paid were $268,000, $131,000, and $217,000 in 2006, 2005, and 2004.
     Charter, Safeco and SCS collectively paid management fees of $710,000, $298,000 and $318,000 in 2006, 2005 and 2004, respectively.

Capital City Holding Company, Inc. and
Certain Commonly Controlled Affiliated Entities
Notes to Combined Financial Statements
(continued)
     DGH paid CCHC a portion of its 6.5% commission received on premium written through the agency with CCIC. This amounted to $795,000, $987,000 and $670,000 for 2006, 2005 and 2004, respectively.
     The related party transactions discussed above were eliminated in the preparation of these combined financial statements.
     DGH rents office space from First Venture, an entity that is 80% owned by the founding shareholder. Rent paid to First Venture amounted to $230,000 for 2006, 2005 and 2004, respectively.
     Second Venture owns an office building of which approximately 60% of the available office space is leased by CCIC, 30% is leased by SCS and 10% is leased by Safeco. Second Venture is owned 40% by CCIC and 60% by the founding shareholder. CCIC’s investment in Second Venture is accounted for under the equity method and the value of its investment is $430,000 and $432,000 at December 31, 2006 and 2005, respectively. CCIC, SCS, and Safeco paid $258,000, $324,000, and $324,000 in 2006, 2005, and 2004, respectively, under a non-cancelable annual operating lease for office space with Second Venture. CCHC provides to CCIC, without charge, furniture and equipment. CCHC was owed advances made to Second Venture totaling $332,000 at December 31, 2006 and 2005, respectively. In addition, a receivable for a prepaid mortgage due CCHC from Second Venture totaled $241,000 and $367,000 at December 31, 2006 and December 31, 2005, respectively.
     Management considers the effect of FIN 46R not to be material relating to First Venture, and Second Venture.
     DGH loaned $4,000,000 to HGD Investment Limited Partnership in 2002 under an interest-bearing note. The note was repaid at purchase discussed in Note 17. Included in related party receivables is $402,000 in accrued interest at December 31, 2005 related to this loan.
     CCHC advanced cash to Second Venture as needed for operations. CCHC was owed $332,000 from Second Venture at December 31, 2006 and 2005, respectively. This balance was repaid at purchase discussed in Note 17.
16.	401(k) Profit Sharing Plan
     The Company participates in a contributory 401(k) profit sharing plan. Company contributions, other than employee matching contributions up to 1.5% of compensation, is discretionary. In 2006, 2005 and 2004, the Company contributed $118,000, $111,000 and $110,000, respectively.

Capital City Holding Company, Inc. and
Certain Commonly Controlled Affiliated Entities
Notes to Combined Financial Statements
(continued)
17.	Subsequent Events
     On July 2, 2007, Capital City Acquisition Corp., a wholly-owned subsidiary of North Pointe Financial Services (Purchaser), purchased all of the outstanding capital stock of Capital City Holding Company, Inc., (except for Second Venture) and affiliated corporations: Davis-Garvin Holdings, Inc., (except DG Air) Capital Excess & Surplus Brokers, Inc., and Southeastern Claims Services, Inc., Safeco Products, Inc., and Charter Premium Audits, Inc.
     The purchase price for the entities was approximately $41,000,000, financed by $17,000,000 in cash and $24,000,000 in short-term debt.
     The acquisition of these entitles will be accounted for by the purchase in accordance with the provisions of SFAS No. 141, “Business Combinations.” In that regard, the operating results of the acquired companies will be included in North Pointe’s consolidated financial statements beginning July 2, 2007. No adjustments have been recorded in the accompanying combined financial statements in connection with the sale of the company.
     During the 2007 legislative session, the South Carolina state legislature passed a law which will discontinue the Second Injury Fund on June 30, 2009. The Second Injury Fund will stop taking claims on June 30, 2119.
      The Company’s investments are properly classified in these financial statements as held-to-maturity. Beginning July 2, 2007, the Purchaser intends to classify these securities as available-for-sale, at which time investments will be written down to fair value.
      On July 2, 2007, the Purchaser entered into a lease agreement for office space at 1 Fernandina Court, Columbia, SC for the term of three years with First Venture, which is wholly-owned by the seller. Annual rent for the space is $240,000 payable in equal monthly installments.
      On July 2, 2007, Purchaser entered into a lease agreement for office space at 3850 Fernandina Road, Columbia, SC for the term of three years with Second Venture, which is wholly-owned by the Seller. Annual rent for the space is $300,000 payable in equal monthly installments.